                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) June 22, 1999

                             SFX ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                   0-24017                13-3977880
(State or other jurisdiction      (Commission           (I.R.S. Employer
     of incorporation)             File No.)          Identification No.)

                               650 MADISON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10022
          (Address, including zip code, of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 838-3100

                                    No Change
               --------------------------------------------------
         (Former name or former address, if changed since last report.)

                             SFX ENTERTAINMENT, INC.

ITEM 5.  OTHER EVENTS.

         Reference is made to the press release of SFX Entertainment, Inc. ("SFX"), dated June 17, 1999, attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     C.  Exhibits.

         Description                                                    Exhibit
         -----------                                                    -------

         Press Release dated June 17, 1999                               99.1

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SFX ENTERTAINMENT, INC.




Dated: June 21, 1999                   By: /s/ Howard J. Tytel
                                          -------------------------------------
                                          Name:  Howard J. Tytel
                                          Title: Executive Vice President,
                                                 General Counsel and Member of
                                                 the Office of the Chairman

                                  EXHIBIT INDEX

Description                                                              Exhibit
-----------                                                              -------

Press Release dated June 17, 1999                                         99.1